Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SeaChange International, Inc. (the “Company”) on Form 10-Q for the period ending October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William L. Fiedler, Vice President – Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William L. Fiedler

Name: William L. Fiedler
Title: Chief Financial Officer, Vice President, Finance and Administration, Treasurer and Secretary
Date: December 15, 2003